Barclays Back to School
Consumer Conference
September 6, 2012

Forward Looking Statements
Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements ”within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the
Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “anticipate,” “estimate,”
“intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue”, “will likely result,” and similar expressions.
Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.
Risks and uncertainties to which our forward-looking statements are subject include: (1) the ability to achieve business plans, including growing existing sales and volume profitably and maintaining and improving margins and market share, despite high levels of competitive activity, an increasingly volatile economic environment, lower than expected market growth rates, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus, and/or increasing competition from mid- and lower tier value products in both developed and developing markets; (2) the ability to successfully manage ongoing acquisition, divestiture and joint venture activities to achieve the cost and growth synergies in accordance with the stated goals of these transactions without impacting the delivery of base business objectives; (3) the ability to successfully manage ongoing organizational changes and achieve productivity improvements designed to support our growth strategies, while successfully identifying, developing and retaining key employees, especially in key growth markets where the availability of skilled employees is limited;
(4) the ability to manage and maintain key customer relationships; (5) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (6) the ability to successfully manage regulatory, tax and legal requirements and matters (including product liability, patent, intellectual property, price controls, import restrictions, environmental and tax policy), and to resolve pending matters within current estimates; (7)
the ability to resolve the pending competition law inquiries in Europe within current estimates; (8) the ability to successfully implement, achieve and sustain cost improvement plans and efficiencies in manufacturing and overhead areas, including the Company's outsourcing projects; (9) the ability to successfully manage volatility in foreign exchange rates, as well as our debt and currency exposure (especially in certain countries with currency exchange controls, such as Venezuela, China and India); (10) the ability to maintain our current credit rating and to manage fluctuations in interest rate, increases in pension and healthcare expense, and any significant credit or liquidity issues; (11) the ability to manage continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, due to a wide variety of factors, including but not limited to, terrorist and other hostile activities, natural disasters and/or disruptions to credit markets, resulting from a global, regional or national credit crisis; (12) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products; (13) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (14) the ability to successfully manage increases in the prices of commodities, raw materials and energy, including the ability to offset these increases through pricing actions; (15) the ability to develop effective sales, advertising and marketing programs; (16) the ability to stay on the leading edge of innovation, maintain a positive reputation on our brands and ensure trademark protection; and (17) the ability to rely on and maintain key information technology systems and networks (including
Company and third-party systems and networks), the security over such systems and networks, and the data contained therein. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Regulations FD and G Disclosures
For a full reconciliation, please visit:
www.pg.com/investors

Barclays Back to School
Consumer Conference
September 6, 2012

Jon Moeller
Chief Financial Officer

Agenda
• Recent Results & Outlook
• Growth & Productivity Strategy
• Q&A

Past 3 Year Results
FY’10 - FY’12
• ~4% average Organic Sales growth
• ~4% average Core EPS growth
• Solid free cash flow productivity
• ~9% average Dividend increase
• Strong levels of cash returned to shareholders

Recent Results
Organic Sales Growth
Past 3 year CAGR = 4%
11 consecutive quarters in range of 3% to 5%

+5%
Recent Results
Pricing Trend
+4%
+1%
FY’13 - 8th consecutive year of positive
pricing contribution to sales growth
$3.5
billion

Recent Results
Pricing vs. Competition in April - June Quarter
	Apr-June	Jan-Mar
P&G	4	5
Unilever	3.5	4.7
Colgate	3.5	3.5
Kimberly Clark	2	3
Clorox	5	4

Developing
Developed
Recent Results
Organic Sales Growth led by Developing Markets
+11%

Recent Results
Sales Growth - BRIC Markets
14% CAGR for the Past 3 Years
2012: China +16%; Brazil + 15%;
India +16% & Russia +11%

1991	2001	2012

$15.0B
~$1.5B
$4.0B
Recent Results
P&G Asia Sales Growth
Asia Sales up 10X

1991	2001	2012

$8.3B
$1.0B
$2.9B
Recent Results
P&G Latin America Sales Growth
Latin America Sales up 8X

1991	2001	2012

$12.1B
<$1.0B
~$2.5B
Recent Results
P&G Central & Eastern Europe, Middle East
& Africa Sales Growth
CEEMEA Sales up 12X

Market share data is value basis, constant currency.
Recent Results
% of Sales Holding or Growing Value Share

Recent Results
Core EPS Growth
-1%
5%
* History adjusted for Snacks moving to Discontinued Operations.
7%
~4%average EPS growth

Recent Results
Adjusted Free Cash Flow Productivity
90%,
$9.8 billion
Consistently Delivering
90% Cash Productivity
Target

Recent Results
Returning Value to Shareholders
$ billions	FY ‘12	Past 10 Years
Dividends	$6	$42
Share Repurchase	4	46*
Value to Shareholders	$10	$88
Shareholder Yield** % of market cap	5.5%

FY 2013 Guidance
FY ‘13 & Q1 Guidance - Unchanged
	FY ‘13	Q1	Q2	2H
Organic Sales Growth	+2% to +4%	0% to +2%	+3% to +4%	+3% to +4%
FX	0% to -2%	-6%
All-In Sales Growth	0% to -2%	-4% to -6%

Core EPS	$3.80 to $4.00	$0.91 to $0.97
Core EPS Growth	-1% to +4%	-10% to -4%	+1% to +6%	+1% to +6%
Potential Risks NOT INCLUDED in Guidance Assumptions:
•Foreign Exchange items: Significant strengthening of U.S. Dollar; Venezuela devaluation post upcoming election
•Market Growth Deceleration from: Deepening European financial crisis; Uncertainty from United States “fiscal cliff”
•U.S. Tax Policy Extensions: Subpart F “Look Through” ; R&D Tax Credit

Free Cash Flow Productivity: ~ 90%
Capital Spending, % Sales: ~5.5%
Dividends: $6bn+
Share Repurchase: $4bn
Value to Shareholders: $10bn+
Shareholder Yield: ~5.5%
FY 2013 Guidance
Cash Generation and Usage Assumptions

Agenda
• Recent Results & Outlook
• Growth & Productivity Strategy
 • Developing Markets - Maintain the Momentum
 • Strengthen the Core - 40/20/10
 • Productivity Plans and Progress
• Q&A

Developing Markets
Market Growth Potential
 • Population is forecast to grow
 800 million people with ~95%
 from developing markets

80%
62%
20%
38%
Developed
Developing
$32 bn
$8 bn
Developing Markets
P&G Sales Progression: 2000 to 2012
12% Sales Growth
CAGR over 12 Years

Developing Markets
Current Footprint & Developing Market Sales
P&G
Unilever
L’Oreal
Colgate
$32B
$22B
$9B
$9B
Developed
Developing
Developing
Market
Sales

Developing Markets
Expansions - Oral Care

Developing Markets
Expansions - Eastern Europe Vicks

Developing Markets
Expansions -
Africa Safeguard

2.8%
P&G Value
Share
JF’08
10%
P&G Value
Share
MJ ‘12
*Constant FX @ 1.76
Developing Markets
Brazil Hair Care Market Growth

28.7%
P&G Value Share
FY08/09
30.2%
P&G Value Share
FY11/12
Developing Markets
China Baby Care Market Growth
*Constant FX

38.2%
P&G Value
Share
FY 08
48.7%
P&G Value
Share
FY12
*Constant FX
Developing Markets
India Blades & Razors Market Growth

36.1%
P&G Value
Share
FY 08
56.5%
P&G Value
Share
FY12
*Constant FX
Developing Markets
India Diapers Market Growth

Developing Markets
BRIC Sales per Unit Growth
+ Double-
Digit
Sales per unit
Increase vs. FY 11

Developing Markets
Localized Manufacturing
FY ’13 & ‘14 Start-ups
New Plant Start-ups
 • China
 • Brazil
 • Nigeria
 • Indonesia
New Category Start-ups
 • Poland
 • Venezuela
 • India
Capacity Increases
 • India
 • EMEA - multiple sites

Developing Markets
Localized Manufacturing
• Oral Care (Brazil)
 • +4% increase in BT margin
• Baby Care (Nigeria)
 • >10% increase in BT margin

Developing Markets
Scale Driven Efficiencies

Developing Markets
Profit Growth
FY 2013 Expectation
9 of 10 Top Developing Markets Profitable
Top 10 Developing Market After Tax Profit +40%*
* Based on mid-August fx rates

Developing Markets
Per Capita Spending
$94
$64
$40
$21
$19
$11
$5
$2
$1
>$50 billion
sales opportunity
$1

Agenda
• Recent Results & Outlook
• Growth & Productivity Strategy
 • Developing Markets - Maintain the Momentum
 • Strengthen the Core - 40/20/10
 • Productivity Plans and Progress
• Q&A

• Products with superior value and performance
• Competitive pricing
• Strong innovation
• Effective communication to consumers
• Sufficient marketing support
Strengthen the Core
Top 40 Category/Country Businesses

Innovation
Fabric Care
“One Tide POD outperforms the
next 6 competitors…combined!”

Index vs. Tide Liquids	Index vs. Tide PODS	Index Same Brand Unit Dose vs. Liquid

	Base	120

	55	150

	61	170
Innovation
Fabric Care
Tide PODS…
•Reframes category value equation
•Provides platform for future innovation and growth

Innovation
Fabric Care
“Keeps clothes fresh in your closet for up
to 12 weeks - until you wear them.”

Innovation
Personal Health Care
“Not for colds, not for pain, JUST FOR SLEEP”

Innovation
Dish Care
“Even removes hidden grease from your
dishwasher parts”

Innovation
Batteries
“Guaranteed for
10-Years in Storage”

Innovation
Family Care
“Use 4 times less
vs. the leading value brand”

Innovation
Oral Care

Innovation
Baby Care
“Up to 12 hours
of protection for
beautiful mornings”

Innovation
Prestige Fragrances

Innovation
Prestige Skin Care

Innovation
Skin Care
1st Mass Skin Care
product delivering
Anti-Aging benefits &
BB type instant coverage

Innovation
Skin Care
1st Mass total eye care product -
designed to give women
younger, brighter
looking eyes
in just 1 week

Innovation
Skin Care

Innovation
Skin Care

Innovation
Hair Care
up to
100%
Flake
Free
Leaves hair up to10x stronger*
7 Benefits of cleaning
* Strength against damage vs. non-conditioning shampoo.

Innovation
Hair Care

Innovation
Hair Care
Vertical Portfolio Expansion in U.S.
New Super Premium Line  200 - 250 Price Index
Pantene    Base

Agenda
• Recent Results & Outlook
• Growth & Productivity Strategy
 • Developing Markets - Maintain the Momentum
 • Strengthen the Core - 40/20/10
 • Productivity Plans and Progress
• Q&A

Productivity Plans and Progress
• Strategic imperative
Non-manufacturing
Overhead
10
Billion
$
Cost of
Goods
Marketing
Efficiencies
$3B
$1B
$6B

Productivity Plans and Progress
Non-Manufacturing Staffing
Original Plan	FY ’12**	FY ’13	FY ’14	Sub- Total	FY’15 & FY’16	Total
% Reduction*	~3%	~7%	++	~10%	++	>10%
Positions	1,600	4,100	++	5,700	++	>5,700
Savings, $MM		$240	$560	$800	$200	~$1,000

Original Plan	FY ’12**	FY ’13	FY ’14	Sub- Total	FY’15 & FY’16	Total
% Reduction*	~3%	~7%	++	~10%	++	>10%
Positions	1,600	4,100	++	5,700	++	>5,700
Savings, $MM		$240	$560	$800	$200	~$1,000
Updated Plan
% Reduction*	5.3%	4.7%	++	~10%	++	>10%
Positions	3,000	2,700	++	5,700	++	>5,700
Savings, $MM	$50	$400	$350	$800	$200	~$1,000
•% reduction of “Selling, Research, General Admin and Product Supply Admin” positions
•**includes employees departing with an effective date of July 1, 2012
Productivity Plans and Progress
Non-Manufacturing Staffing

Productivity Plans and Progress
Core SG&A Overhead - 2012 Building Blocks
% of Sales
Reported SG&A*	33.5%

Less: Advertising	(11.2)
Less: Other Marketing	(5.3)
Less: Non-Core Restructuring	(0.6)
Less: Goodwill & Intangible Impairments	(1.9)

Core SG&A	14.4%
* Excludes Transportation & Warehousing

Productivity Plans and Progress
Core SG&A Overhead* Benchmarking
* Excludes Transportation & Warehousing, Marketing and Non-Core Items

Productivity Plans and Progress
P&G Business Segment Composition
	Sales* $Bn
	FY’12	% Mix
Beauty	$20	24%
Grooming	8	10%
Fabric Care & Home Care	27	32%
Baby Care & Family Care	16	19%
Health Care	12	15%
Total	$83.7	100%

Productivity Plans and Progress
Core SG&A Overhead Competitive Benchmarks
		Core SG&A Overhead
FY'12	% Mix	Benchmark	Companies
Beauty	24%	20%	Beiersdorf, L'Oreal, Unilever
Grooming	10%	19%	ENR, Beiersdorf
Fabric Care & Home Care	32%	10%	CHD, CLX, Henkel, Reckitt, Unilever
Baby Care & Family Care	19%	10%	KMB, SCA
Health Care	15%	15%	CL, KMB, JNJ
Total	100%	~14%

Productivity Plans and Progress
P&G Core SG&A Overhead Objective
12% - 13%
	Core SG&A Overhead
	FY'12	Benchmark	Target
Beauty		20%	17% - 18%
Grooming		19%	16% - 17%
Fabric Care & Home Care		10%	~9%
Baby Care & Family Care		10%	~9%
Health Care		15%	13% - 14%
Total	14.4%	~14%	12% - 13%

Accountability
Simplified set of 7 performance metrics that tie
directly to shareholder value creation:
1.Volume
2.Sales
3.Market Share
4.Operating Profit
5.Productivity
6.Cash Flow
7.Internal Controls

Path to Target EPS Growth Range
High-Single Digits to Low-Double Digits
EPS Growth
Organic sales growth at market level (fully loaded, i.e. no leverage)	4%
Cost savings at full run rate and leverage; get range of half-to-all of projected savings	6% to 11%
Share repurchase	2%
High-side Potential	~12% to 17%
If deliver only two-thirds of high-side, ~5% pts. below “high-side”	~8% to 11%
5% pts, ~$0.20/share “flex” to cover:
•Worse margin mix
•Commodity inflation or F/X impacts
beyond level offset by pricing
•Reinvestment
Additional upside potential:
•Market share growth
•Developing market
profit accretion

The Procter & Gamble Company: Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC’s Regulation G, the following provides definitions of the non-GAAP measures used in the earnings call and slides with the reconciliation to the most closely related GAAP measure.  The measures provided are as follows:
1.	Organic Sales Growth – page 1
2.	Core EPS – page 2
3.	Free Cash Flow / Adjusted Free Cash Flow – page 3
4.	Adjusted Free Cash Flow Productivity – page 3

1. Organic Sales Growth:
Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of reported sales growth to organic sales is as follows:

Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
JAS 09	-6%	7%	1%	2%
OND 09	6%	-2%	1%	5%
JFM 10	7%	-3%	0%	4%
AMJ 10	5%	-1%	0%	4%
JAS 10	2%	3%	-1%	4%
OND 10	2%	2%	-1%	3%
JFM 11	5%	-1%	0%	4%
AMJ 11	10%	-5%	0%	5%
JAS 11	9%	-5%	0%	4%
OND 11	4%	0%	0%	4%
JFM 12	2%	1%	0%	3%
AMJ 12	-1%	4%	0%	3%
Average–JAS 09-AMJ 12	4%	0%	0%	4%
FY 12
Developing	10%	1%	0%	11%

*Acquisition/Divestiture Impact includes rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS:  This is a measure of the Company’s diluted net earnings per share from continuing operations excluding certain items that are not judged to be part of the Company’s sustainable results or trends.  This includes impairment charges for goodwill and indefinite lived intangible assets in FY 2012, charges related to incremental restructuring charges due to increased focus on productivity and cost savings in FY 2012, a significant benefit in FY 2011 from the settlement of U.S. tax litigation primarily related to the valuation of technology donations, charges in FY’s 2012, 2011 and 2010 related to European legal matters, a FY 2010 charge related to a tax provision for retiree healthcare subsidy payments in the U.S. healthcare reform legislation, and incremental restructuring charges in FY 2009 to offset the dilutive impact of the Folgers divestiture.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The tables below provide a reconciliation of diluted net earnings per share to Core EPS:

Fiscal Year Data:	FY 2012	FY 2011	FY 2010	FY 2009
Diluted Net Earnings Per Share - Continuing Operations	$3.12	$3.85	$3.47	$3.35
Impairment Charges	$0.51
Settlement from U.S. Tax Litigation	-	$(0.08)	-	-
Charges for European Legal Matters	$0.03	$0.10	$0.09	-
Taxation of Retiree Healthcare Subsidy	-	-	$0.05	-
Incremental Restructuring Charges	$0.20	-	-	$0.09
Significant Adj. to Tax Reserves	-	-	-	-
Rounding Impacts	$(0.01)	-	-	$(0.01)
Core EPS	$3.85	$3.87	$3.61	$3.43
Core EPS Growth	-1%	7%	5%

Core EPS Growth – Average FY 2010 through FY 2012		4%

3. Free Cash Flow / Adjusted Free Cash Flow:
Free cash flow is defined as operating cash flow less capital spending.  Adjusted free cash flow is free cash flow adjusted for after-tax impacts of major divestitures.  We view free cash flow as an important measure because it is one factor in determining the amount of cash available for dividends and discretionary investment.  Free cash flow is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of free cash flow is provided below (amounts in millions):

	Operating Cash Flow	Capital Spending	Free Cash Flow	Cash Tax Payments-Snacks Divestiture	Adjusted Free Cash Flow
FY 2012	$13,284	$(3,964)	$9,320	$519	$9,839

4. Adjusted Free Cash Productivity:
Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings excluding the gains from major divestitures.  Given the size of these gains and our view that they are not part of our sustainable results, we have excluded gains from our calculation.    We believe this provides a better perspective of our underlying liquidity trends.  The Company’s long-term target is to generate free cash flow at or above 90 percent of net earnings.  Adjusted free cash flow productivity is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of adjusted free cash flow productivity is provided below (amounts in millions):

	Adjusted Free Cash Flow	Net Earnings	Snacks Gain	Impairment	Net Earnings Excluding Gain/Impairment	Adjusted Free Cash Flow Productivity
FY 2012	$9,839	$10,904	$1,418	$(1,503)	$10,989	90%